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                                                                      EXHIBIT 21

                                  NOVELL, INC.
                         SUBSIDIARIES OF THE REGISTRANT

As of October 31, 2000, the following companies were subsidiaries of Novell,
Inc.:

                                                                           STATE OF INCORPORATION OR
WHOLLY OWNED                                                               COUNTRY IN WHICH ORGANIZED
------------                                                               --------------------------
Fluent, Inc............................................................    Delaware
Novell de Argentina S.A................................................    Argentina
Novell Belgium N.V.....................................................    Belgium
Novell do Brasil Software Ltda.........................................    Brazil
Novell Canada, Ltd.....................................................    Canada
Novell Chile S.A.......................................................    Chile
Novell Corporation (Malaysia) Sdn Bhd..................................    Malaysia
Novell Software de Colombia S.A........................................    Colombia
Novell Praha SRO.......................................................    Czech Republic
Novell Denmark A/S.....................................................    Denmark
Novell Europe, Inc.....................................................    Delaware
Novell European Services Ltd...........................................    United Kingdom
Novell European Support Center GmbH....................................    Germany
Novell Finland OY......................................................    Finland
Novell GmbH (Austria)..................................................    Austria
Novell GmbH............................................................    Germany
Novell Hong Kong Ltd...................................................    Hong Kong
Novell Hungary Software Ltd............................................    Hungary
Novell International, Ltd..............................................    Barbados
Novell Ireland Real Estate ............................................    Ireland
Novell Ireland Software Limited........................................    Ireland
Novell Israel Software Ltd.............................................    Israel
Novell Italia S.R.L....................................................    Italy
Novell Joint Venture Holding, Inc......................................    Delaware
Novell Korea Co., Ltd..................................................    Korea
Novell de Mexico, S.A.de C.V...........................................    Mexico
Novell Netherland B.V..................................................    Netherlands
Novell New Zealand Ltd.................................................    New Zealand
Novell Norway A/S......................................................    Norway
Novell de Panama S.A. .................................................    Panama
Novell Peru S.A........................................................    Peru
Novell Philippines, Inc................................................    Philippines
Novell Polska Sp.Z.o.o.................................................    Poland
Novell Portugal Informatica LDA........................................    Portugal
Novell Pty, Ltd........................................................    Australia
Novell de Puerto Rico, Inc. ...........................................    Puerto Rico
Novell S.A.R.L.........................................................    France
Novell Singapore Pte Ltd...............................................    Singapore
Novell Software Development Pvt., Ltd..................................    India
Novell Software International, Ltd.....................................    Ireland
Novell Software Latino America Norte, CA...............................    Venezuela
Novell South Africa Proprietary Ltd....................................    South Africa
Novell Spain S.A.......................................................    Spain
Novell Svenska A.B.....................................................    Sweden
Novell Schweiz A.G.....................................................    Switzerland
Novell Taiwan Co., Ltd.................................................    Taiwan
Novell U.K., Ltd.......................................................    United Kingdom
Novell Uruguay S.A.....................................................    Uruguay
JustOn, Inc............................................................    California
Softsolutions Technology Corporation...................................    Utah
Ukiah Software, Inc. ..................................................    California
WordPerfect International..............................................    Utah
WordPerfect America Latina.............................................    Utah
WordPerfect Publishing Corporation.....................................    Utah

MAJORITY OWNED
--------------
Novell Japan, Ltd......................................................    Japan
Onward Novell Software Pvt., Ltd.......................................    India